UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement.	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement.
☒	Definitive additional materials.
☐	Soliciting Material under §240.14a-12.

Kewaunee Scientific Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  KEWAUNEE SCIENTIFIC CORPORATION ATTN: THOMAS D. HULL III  P.O. BOX 1842  STATESVILLE, NC 28687-1842  KEWAUNEE SCIENTIFIC CORPORATION  2025 Annual Meeting  Vote by August 26, 2025  11:59 PM ET  You invested in KEWAUNEE SCIENTIFIC CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of  Proxy Materials for the Stockholder Meeting To Be Held on August 27, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to August 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  August 27, 2025  11:00 AM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/KEQU2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V75931-P34987

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors - Class III  For  1a. Margaret B. Pyle  1b. Donald F. Shaw  For  2. Ratification of the appointment of the independent registered public accounting firm of Forvis Mazars, LLP as the Company’s independent auditors for fiscal year 2026.  For  3. Approval, on an advisory basis, of the compensation of our named executives.  For  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.  Voting Items  Board Recommends  V75932-P34987